Exhibit 99.8


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
July 31, 1997



        Expected B Maturity                         7/17/00


        Blended Coupon                               5.8905%


        Excess Protection Level
        3 Month Average   4.71%
          July, 1997   4.62%
          June, 1997   4.96%
          May, 1997   4.56%


        Cash Yield                                  17.53%


        Investor Charge Offs                         4.92%


        Base Rate                                    7.99%


        Over 35 Day Delinquency                      4.47%


        Seller's Interest                           18.18%


        Total Payment Rate                          14.22%


        Total Principal Balance                     $30,179,392,749.44


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,486,155,230.95